J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Diversified Return Global Equity ETF

Supplement dated January 16, 2015

to the Summary Prospectus dated June 9, 2014, as supplemented

The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Diversified Factor Index (the “Underlying Index”). Effective immediately, the operation of the Underlying Index has been modified by FTSE International Limited (the “Index Provider”) so it will only be rebalanced quarterly, and as a result, the next rebalance of the Underlying Index and the Fund will occur in March 2015.

In connection with these changes, the last sentence of the second paragraph under “What are the Fund’s main investment strategies?” is hereby deleted in its entirety and replaced with the following:

The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-GEETF-115